UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) September 2, 2024
flyExclusive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2860 Jetport Road, Kinston, NC	28504
(Address of principal executive offices)	(Zip Code)
252-208-7715
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	FLYX	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	FLYX WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2024, flyExclusive, Inc. (the “Company”), entered into an Aircraft Management Services Agreement (the “Agreement”) with Volato Group, Inc. (“Volato”). Pursuant to the Agreement, Volato engaged the Company as an independent contractor to provide certain aircraft management services and agreed that the Company will be the exclusive provider of such services to Volato. As consideration payable to the Company for providing the services, the Company will be entitled to retain the excess of revenue collected over expenses in connection with its delivery of services under the Agreement.

The Agreement has a term of twelve months and may be terminated by the Company immediately upon a material breach of the Agreement by Volato or upon 30 days’ written notice to Volato. Volato may terminate the Agreement immediately upon a material breach of the Agreement by the Company. During the term of the Agreement, certain Volato employees will provide consulting services to the Company, including consulting services related to software development, sales, and other professional services. The cost to the Company of these consulting services will be the current salaries and benefit costs of the Volato employees engaged to provide the services, plus reasonable out-of-pocket expenses. Volato has also agreed to grant the Company a non-exclusive license to Volato’s proprietary software pursuant to the terms and conditions of a mutually agreeable software license, with a license fee equal to the documented, out-of-pocket expenses incurred by Volato with third-party vendors and only to the extent related solely and directly to the software.

As part of the Agreement, Volato has granted the Company the right to cause Volato to merge with and into (the “Merger”) a wholly owned subsidiary of the Company (the “Option”). The term of the Option will expire twelve months from the date of the Agreement, provided, however, that the term of the Option will continue until the closing or abandonment of the Merger by either or both parties. Any Merger is subject to a fully executed, mutually agreed upon definitive merger agreement and any required regulatory, board of directors, and shareholder approvals for both the Company and Volato. Consideration for the Merger may be in the form of the Company’s common stock or cash, in the Company’s discretion. The purchase price for the Merger would be based on the volume-weighted average price of Volato’s common stock for the 30 trading-day period prior to the earlier of the public announcement of (1) the exercise by the Company of its exercise of the Option, or (2) the signing of a definitive merger agreement.

The Agreement also contains representations and warranties of the parties, as well as customary terms regarding expenses, employees, confidentiality of business information, limitation of liability, and indemnification for certain losses.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 8.01 Other Events

On September 3, 2024, the Company issued a press release announcing the execution of the Agreement. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit No.	Document
10.1	Aircraft Management Services Agreement, dated September 2, 2024*
99.1	Press Release, dated September 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.

Caution Regarding Forward-Looking Statements

This Current Report includes forward-looking statements that reflect the current views of the Company with respect to future events, including the Company’s option to pursue a business combination transaction with Volato. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, such management. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “would,” “may,” “designed to,” “subject to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside of the control of the Company, including, without limitation: failure to obtain applicable regulatory or shareholder approvals in a timely manner, on acceptable terms or at all, or to satisfy any other closing conditions to any potential business combination; the potential impact of announcement or consummation of any potential business combination on relationships with third parties, including customers, employees and competitors; and other factors beyond the control of the Company.

These and other factors are discussed in greater detail in the reports filed by the Company with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Although the information contained in this Current Report represents the best judgment of the Company as of the date of this Current Report based on information currently available and reasonable assumptions, the Company cannot give any assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, the Company cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company does not undertake any duty or obligation to update this information to reflect developments or information obtained after the date of this report, except as otherwise may be required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 3, 2024

FLYEXCLUSIVE, INC.

By:	/s/ Thomas James Segrave, Jr.
Name:	Thomas James Segrave, Jr.
Title:	Chief Executive Officer and Chairman

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